UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 23, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                        1-9494               13-3228013
(State or other jurisdiction          (Commission          (I.R.S. Employer
     of incorporation)                File Number)        Identification No.)


  727 Fifth Avenue, New York, New York                         10022
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01       Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2005 Employee Incentive Plan and pursuant to various retirement plans, formal agreements and informal agreements. As part of its annual review of compensation, the Compensation Committee of Registrant's Board of Directors made various changes. Forms of changed awards, terms and agreements subject to such changes made are attached as exhibits hereto and are incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.

    (c)         Exhibits

                10.139b Form of Fiscal 2007 Cash Incentive Award Agreement for certain executive officers under Registrant's 2005 Employee Incentive Plan Amended and Adopted as of
                         May 18, 2006.

                10.151a 2005 Employee Incentive Plan Amended and Adopted as of May 18, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  March 23, 2007


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                                  EXHIBIT INDEX


Exhibit No.     Description

10.139b Form of Fiscal 2007 Cash Incentive Award Agreement for certain executive officers under Registrant's 2005 Employee Incentive Plan Amended and Adopted as of May 18, 2006.

10.151a         2005 Employee Incentive Plan Amended and Adopted as of
                May 18, 2006.